SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2001

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-7604	58-0678148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 644-6400

Item 2. Acquisition or Disposition of Assets.

     Crown Crafts, Inc., a Georgia corporation (the “Company”), Crown Crafts Designer, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“CCDI”), Design Works Holding Company, a Delaware corporation (“Buyer”), and Design Works, Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”), entered into that certain Merger Agreement dated as of July 23, 2001 (the “Merger Agreement”), pursuant to which Merger Sub was merged (the “Merger”) with and into CCDI (the “Surviving Corporation”) and the Surviving Corporation thereupon became a wholly-owned subsidiary of Buyer. The Merger was consummated as of July 23, 2001 (the “Closing”), and became effective on July 24, 2001 with the filing of a Certificate of Merger with the Secretary of State of the State of Delaware.

     Pursuant to the Merger Agreement, at the Closing, the Company transferred to CCDI certain assets used in the conduct of the Company’s adult bedding business, which assets are more fully described in the Merger Agreement (the “Transferred Assets”), and CCDI assumed at the Closing certain liabilities arising with respect to the Transferred Assets, which liabilities are more fully described in the Merger Agreement.

     Upon consummation of the Merger in accordance with the Merger Agreement, each share of the capital stock of CCDI issued and outstanding immediately prior to the Merger was converted into its pro-rata right to receive merger consideration in the aggregate amount of $6,348,912.66 in cash. Additionally, at such time, each share of the capital stock of Merger Sub issued and outstanding immediately prior to the Merger was converted into one share of the capital stock of the Surviving Corporation, with the Surviving Corporation thereby becoming a wholly-owned subsidiary of Buyer. Also upon consummation of the Merger, Buyer caused the Surviving Corporation to purchase certain real property assets of the Company which had been used by the Company in its adult bedding business in exchange for an aggregate purchase price of $2,151,087.34 in cash. The aggregate consideration received by the Company in the Merger was determined as a result of negotiations between the Company and Buyer and was approved by the boards of directors of the Company and CCDI.

     At the Closing, the Company and Buyer entered into a Non-Competition and Non-Disclosure Agreement (the "Non-Compete Agreement"). Pursuant to the Non-Compete Agreement, the Company is restricted in its ability to engage in certain business activities related to adult bedding products and Buyer is restricted in its ability to engage in certain business activities related to infant and juvenile products.

     In connection with the Merger, the Company entered into an Employment Agreement with E. Randall Chestnut pursuant to which he will serve as President and Chief Executive Officer of the Company effective as of the Closing and an Employment Agreement with Amy Vidrine Samson pursuant to which she will serve as Chief Financial Officer of the Company effective as of the Closing. Additionally, the Company entered into a Restricted Stock Agreement with each of E. Randall Chestnut, Nanci Freeman, Amy Vidrine Samson, Louisa McInnis, Debra Dunne, Janet Talbot, Salvador Rodriguez, Steve Guyer, Rick Bamrick, Sarah Butler, Mark Backstrom, Gary Freeman, Richard Bellando, Lila Bellando, Bethany Erickson and Mike Strawn, pursuant to which the Company issued to such parties an aggregate of 792,000 shares of common stock, par value $1.00 per share, subject to vesting over a period of two years.

     Michael H. Bernstein is a controlling shareholder, director and officer of Buyer. Prior to the Merger, Mr. Bernstein had served as a director of the Company and as the Company’s Chief Executive Officer and President, and had served as a director and/or officer of various subsidiaries of the Company, including CCDI. Mr. Bernstein resigned from all of such positions with the Company and its subsidiaries, other than CCDI, effective as of the Closing. Mr. Bernstein remains a shareholder of the Company.

     The descriptions contained herein of the Merger Agreement, the Non-Compete Agreement, the employment agreements of Mr. Chestnut and Ms. Samson and the form of Restricted Stock Agreement are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 5. Other Events.

     The Company, together with Crown Crafts Infant Products, Inc., Churchill Weavers, Inc. and HAMCO, Inc., each a wholly-owned subsidiary of the Company (collectively, the “Subsidiaries,” and together with the Company, the “Borrowers”), entered into a Credit Agreement (the “Credit Agreement”) dated as of July 23, 2001 with Wachovia Bank, N.A. (“Wachovia”), Bank of America, N.A. (“BofA”), The Prudential Insurance Company of America (“Prudential”) (Wachovia, BofA and Prudential are referred to collectively as the “Lenders”) and Wachovia, as Agent, which Credit Agreement provides for revolving loans in the maximum amount of $19,000,000 (collectively, the “Revolving Notes”) and a term loan in the original principal amount of $14,000,000 (the “Term Note”).

     The Credit Agreement requires payment of all outstanding principal and interest under the Revolving Notes on June 30, 2004 unless the Borrowers earlier terminate the credit facility related thereto pursuant to the terms of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) earlier occurs. The Credit Agreement requires payment of all outstanding principal and interest under the Term Note on June 30, 2006 unless the Term Note is earlier prepaid in full or an Event of Default earlier occurs and the Term Note is declared immediately due and payable by the Lenders.

     In addition, the Company entered into a Subordinated Note and Warrant Purchase Agreement (the “Sub Debt Agreement”) with the Lenders dated as of July 23, 2001, pursuant to which each of the Lenders has made a subordinated debt investment in the Company. In accordance with the Sub Debt Agreement, the Company has issued notes to the Lenders in the aggregate original principal amount of $16,000,000 (collectively, the “Sub Notes”). Also, pursuant to the Sub Debt Agreement, BofA purchased warrants to acquire 3,096,488 shares of the Company’s Series B Common Stock, Wachovia purchased warrants to acquire 7,149,841 shares of the Company’s Series B Common Stock and Prudential purchased warrants to acquire 5,375,923 shares of the Company’s Series C Common Stock (collectively, the “Warrants”).

     In accordance with the Sub Debt Agreement, all amounts owing to the Lenders under the Sub Notes are subordinate and junior to all amounts owing to the Lenders under the Credit Agreement. The principal amount of the Sub Notes is payable in one installment on July 23, 2007 unless the Sub Notes are earlier prepaid in full as provided in the Sub Debt Agreement following payment in full of all amounts owing under the Credit Agreement.

     The Warrants provide that the Lenders may exercise their rights thereunder to purchase shares of the Company’s Series B Common Stock or Series C Common Stock, as the case may be (collectively, the “Warrant Shares”), at any time after the twentieth business day following July 23, 2001 and prior to the expiration date of the Warrants, which is July 23, 2007. Once issued, the Warrant Shares may thereafter be converted into Series A Common Stock of the Company pursuant to the Company’s Second Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”). The Amended and Restated Articles were filed and became effective on July 25, 2001 in order to set forth the rights and designations of the Company’s Series A Common Stock,

Series B Common Stock and Series C Common Stock. All shares of the Company’s common stock issued and outstanding immediately prior to the effective date of the Amended and Restated Articles will be deemed shares of the Company’s Series A Common Stock subsequent to such effective date.

     Pursuant to the Registration Rights Agreement dated as of July 23, 2001 between the Company and the Lenders, the Warrant Shares and the shares of Series A Common Stock issuable upon conversion thereof are entitled to certain registration rights. These rights include both “piggy-back” registration rights and the right to have such shares registered upon the request of holders of more than a majority of such registrable securities.

     The Term Note, the Sub Notes and the Warrants represent the refinancing of amounts previously outstanding under the following agreements between the Company and the Lenders: (i) the Credit Agreement between the Company and Wachovia, dated as of August 9, 1999, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 23, 2000, Amendment No. 2 to Revolving Credit Agreement dated as of March 13, 2000, Amendment No. 3 to Revolving Credit Agreement dated as of June 4, 2000, Amendment No. 4 to Revolving Credit Agreement dated as of August 31, 2000, Amendment No. 5 to Revolving Credit Agreement dated as of April 3, 2001, and Amendment No. 6 to Revolving Credit Agreement dated as of June 29, 2001; (ii) the Credit Agreement between the Company and BofA, dated as of August 9, 1999, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 23, 2000, Amendment No. 2 to Revolving Credit Agreement dated as of March 13, 2000, Amendment No. 3 to Revolving Credit Agreement dated as of June 4, 2000, Amendment No. 4 to Revolving Credit Agreement dated as of August 31, 2000, Amendment No. 5 to Revolving Credit Agreement dated as of April 3, 2001, and Amendment No. 6 to Revolving Credit Agreement dated as of June 29, 2001; and (iii) the Note Purchase and Private Shelf Facility between the Company and Prudential dated as of October 12, 1995, as amended by Amendment to 1995 Note Agreement dated as of February 29, 2000, Amendment to 1995 Note Agreement dated as of March 13, 2000, Amendment to 1995 Note Agreement dated as of June 4, 2000, Amendment No. 5 to 1995 Note Agreement dated as of August 31, 2000, Amendment No. 6 to 1995 Note Agreement dated as of April 3, 2001 and Amendment No. 7 to 1995 Note Agreement dated as of June 29, 2001.

     The Credit Agreement and the Sub Debt Agreement contain customary financial covenants, including minimum EBITDA thresholds, minimum stockholders’ equity requirements, fixed charge coverage ratios and limits on capital expenditures and operating leases. In addition, each of the Credit Agreement and the Sub Debt Agreement also contains customary limitations, including limitations on indebtedness, liens, transfers of assets, investments and acquisitions, merger or consolidation transactions, dividends, transactions with affiliates, activities under ERISA, changes in or amendments to the Company’s fiscal year or organizational documents, sale and lease-back transactions and dissolution and liquidation of the Company.

     The obligations of the Borrowers under the Credit Agreement and the obligations of the Company under the Sub Debt Agreement are secured by (i) a pledge of all or substantially all of the assets of the Borrowers pursuant to the terms and conditions of two Security Agreements between the Borrowers and Wachovia, as collateral agent for itself, BofA and Prudential (the “Security Agreements”); (ii) a pledge of all of the capital stock of each of the Company’s wholly-owned domestic subsidiaries pursuant to the terms and conditions of two Domestic Stock Pledge Agreements between the Company and Wachovia, as collateral agent for itself, BofA and Prudential (the “Domestic Stock Pledge Agreements”); (iii) a pledge of all of the capital stock of a certain wholly-owned foreign subsidiary of the Company pursuant to the terms and conditions of two

Foreign Stock Pledge Agreements between the Company and Wachovia, as collateral agent for itself, BofA and Prudential (the “Foreign Stock Pledge Agreements”); (iv) a mortgage of certain real property pursuant to the terms of a Mortgage, Security Agreement and Fixture Financing Statement dated September 22, 1999 from Churchill Weavers, Inc. to Wachovia, as collateral agent for itself, BofA and Prudential, as amended by that First Amendment to Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001 (the “Credit Agreement Mortgage”); and (v) a mortgage of certain real property pursuant to the terms of a Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001 from Churchill Weavers, Inc. to Wachovia, as collateral agent for itself, BofA and Prudential (the “Sub Debt Mortgage”).

     The descriptions contained herein of the Credit Agreement, the Revolving Notes, the Term Note, the Sub Debt Agreement, the Sub Notes, the Warrants, the Amended and Restated Articles, the Registration Rights Agreement, the Security Agreements, the Domestic Stock Pledge Agreements, the Foreign Stock Pledge Agreements, the Credit Agreement Mortgage and the Sub Debt Mortgage are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information. All required pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

     (c)  Exhibits. The following is a list of the Exhibits attached hereto:

2.1	Merger Agreement dated as of July 23, 2001 by and among the Company, CCDI, Buyer and Merger Sub (the “Merger Agreement”).

3.1	Second Amended and Restated Articles of Incorporation of the Company.

4.1	Form of Registration Rights Agreement entered into in connection with the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001 by and among the Company and the Lenders (the “Sub Debt Agreement”)(included as Exhibit C to the Sub Debt Agreement).

10.1	Employment Agreement dated as of July 23, 2001 by and between the Company and E. Randall Chestnut.

10.2	Employment Agreement dated as of July 23, 2001 by and between the Company and Amy Vidrine Samson.

10.3	Form of Restricted Stock Agreement entered into in connection with the Merger Agreement.

10.4	Credit Agreement dated as of July 23, 2001 by and among the Borrowers, Wachovia, as Agent, and the Lenders (the “Credit Agreement”).

10.5	Form of Revolving Note issued in connection with the Credit Agreement (included as Exhibit A-1 to the Credit Agreement).

10.6	Form of Term Note issued in connection with the Credit Agreement (included as Exhibit A-2 to the Credit Agreement).

10.7	Form of Domestic Stock Pledge Agreement entered into in connection with the Credit Agreement (included as Exhibit N to the Credit Agreement).

10.8	Form of Foreign Stock Pledge Agreement entered into in connection with the Credit Agreement (included as Exhibit T to the Credit Agreement).

10.9	Mortgage, Security Agreement and Fixture Financing Statement dated September 22, 1999 from Churchill Weavers, Inc. (“Churchill”) to Wachovia, as Collateral Agent for the Lenders, as amended by that First Amendment to Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001, entered into in connection with the Credit Agreement.

10.10	Sub Debt Agreement.

10.11	Form of Note issued in connection with the Sub Debt Agreement (included as Exhibit A-1 to the Sub Debt Agreement).

10.12	Form of Warrant issued in connection with the Sub Debt Agreement (included as Exhibit B to the Sub Debt Agreement).

10.13	Form of Domestic Stock Pledge Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit D to the Sub Debt Agreement).

10.14	Form of Foreign Stock Pledge Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit E to the Sub Debt Agreement).

10.15	Form of Security Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit F to the Sub Debt Agreement).

10.16	Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001 from Churchill to Wachovia, as Collateral Agent for the Lenders, entered into in connection with the Sub Debt Agreement.

10.17	Amended and Restated Security Agreement dated as of July 23, 2001 by and among the Borrowers and Wachovia, as Collateral Agent for the Lenders, entered into in connection with the Credit Agreement.

10.18	Form of Non-Competition and Non-Disclosure Agreement entered into in connection with the Merger Agreement (included as Exhibit E to the Merger Agreement).

99.1	Press Release dated July 26, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

	By:	/s/ E. Randall Chestnut E. Randall Chestnut, President and Chief Executive Officer

Dated: August 7, 2001

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Merger Agreement dated as of July 23, 2001 by and among the Company, CCDI, Buyer and Merger Sub (the “Merger Agreement”).
3.1	Second Amended and Restated Articles of Incorporation of the Company.
4.1	Form of Registration Rights Agreement entered into in connection with the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001 by and among the Company and the Lenders (the “Sub Debt Agreement”)(included as Exhibit C to the Sub Debt Agreement).
10.1	Employment Agreement dated as of July 23, 2001 by and between the Company and E. Randall Chestnut.
10.2	Employment Agreement dated as of July 23, 2001 by and between the Company and Amy Vidrine Samson.
10.3	Form of Restricted Stock Agreement entered into in connection with the Merger Agreement.
10.4	Credit Agreement dated as of July 23, 2001 by and among the Borrowers, Wachovia, as Agent, and the Lenders (the “Credit Agreement”).
10.5	Form of Revolving Note issued in connection with the Credit Agreement (included as Exhibit A-1 to the Credit Agreement).
10.6	Form of Term Note issued in connection with the Credit Agreement (included as Exhibit A-2 to the Credit Agreement).
10.7	Form of Domestic Stock Pledge Agreement entered into in connection with the Credit Agreement (included as Exhibit N to the Credit Agreement).
10.8	Form of Foreign Stock Pledge Agreement entered into in connection with the Credit Agreement (included as Exhibit T to the Credit Agreement).
10.9	Mortgage, Security Agreement and Fixture Financing Statement dated September 22, 1999 from Churchill Weavers, Inc. (“Churchill”) to Wachovia, as Collateral Agent for the Lenders, as amended by that First Amendment to Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001, entered into in connection with the Credit Agreement.
10.10	Sub Debt Agreement.
10.11	Form of Note issued in connection with the Sub Debt Agreement (included as Exhibit A-1 to the Sub Debt Agreement).
10.12	Form of Warrant issued in connection with the Sub Debt Agreement (included as Exhibit B to the Sub Debt Agreement).
10.13	Form of Domestic Stock Pledge Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit D to the Sub Debt Agreement).
10.14	Form of Foreign Stock Pledge Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit E to the Sub Debt Agreement).
10.15	Form of Security Agreement entered into in connection with the Sub Debt Agreement (included as Exhibit F to the Sub Debt Agreement).
10.16	Mortgage, Security Agreement and Fixture Financing Statement dated July 23, 2001 from Churchill to Wachovia, as Collateral Agent for the Lenders, entered into in connection with the Sub Debt Agreement.
10.17	Amended and Restated Security Agreement dated as of July 23, 2001 by and among the Borrowers and Wachovia, as Collateral Agent for the Lenders, entered into in connection with the Credit Agreement.
10.18	Form of Non-Competition and Non-Disclosure Agreement entered into in connection with the Merger Agreement (included as Exhibit E to the Merger Agreement).
99.1	Press Release dated July 26, 2001.